Corporate Overview January 2022 Exhibit 99.1

This presentation contains "forward-looking statements" and information that are based on beliefs and assumptions and on information currently available and that are within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1996. All statements other than statements of historical facts contained in this presentation, including statements regarding the Pardes Biosciences’ (“Pardes”) strategy, future financial condition, future operations, clinical and development plans, projected costs, prospects, objectives of management and expected market growth are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although Pardes believes that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that these statements are based on a combination of facts and factors such as Pardes’ strategy, future operations, future financial position, prospects, plans and objectives of management, and involve known and unknown risks, uncertainties and other factors that may cause Pardes’ actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements in this presentation include, but are not limited to, statements about: the ability of Pardes’ clinical trials to demonstrate acceptable safety and efficacy of Pardes’ product candidate, PBI-0451; statements about the potential attributes and benefits of Pardes’ product candidate, including the potential for achieving sustained target blood concentrations as a standalone drug; the format and timing of Pardes’ product development activities and clinical trials, including development plans for registrational trials and regulatory interactions; and Pardes’ ability to obtain emergency use authorization or marketing approvals of our product candidate and to meet existing or future regulatory standards or comply with post-approval requirements; the initiation, timing, progress, completion, results, and cost of our research and development programs and our current and future preclinical and clinical studies, including statements regarding the timing of initiation and completion of studies or trials and related preparatory work and the period during which the results of the trials will become available; estimated market sizes and opportunity; future infection rates; Pardes’ ability to initiate, recruit and enroll patients in and conduct its clinical trials at the pace that Pardes projects; Pardes’ ability to compete with companies currently engaged in the development of treatments that our product candidate is designed to target; the effect of the COVID-19 pandemic, including mitigation efforts, quarantines, vaccination rates, treatment options and economic effects, on any of the foregoing or other aspects of Pardes’ business operations, including but not limited to the patient recruitment and enrollment in Pardes’ clinical trials. Most of these factors are outside of our control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Pardes or our affiliates, directors, officers, employees or advisers or any other person that we will achieve our objectives and plans in any specified time frame, or at all. Pardes cautions you not to place considerable reliance on the forward-looking statements contained in this presentation. The forward-looking statements in this presentation speak only as of the date of this document, and Pardes does undertake or accept any obligation to release publicly any update or revisions to any of these forward-looking statements to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based. Pardes’ business is subject to substantial risks and uncertainties and you should carefully consider these risks and uncertainties Cautionary Note Regarding Forward Looking Statements

Projections and Industry and Market Data   This presentation also contains estimates and other statistical data made by independent parties and by Pardes relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Pardes’ own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, these sources have not independently been verified, and we make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Pardes believes its own internal research is reliable, such research has not been verified by any independent source. Trademarks   This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but Pardes will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.   Disclaimer

Mike Varney, PhD Kenneth Bernard, MD Robert Zamboni, PhD Clifford Samuels Carol Brosgart, MD Brad Jenkins Tal Zaks, MD, PhD Pardes Leadership Team Uri Lopatin, MD Chief Executive Officer & President Lee Arnold, PhD Chief Scientific Officer Brian Kearney, PharmD Chief Development Officer Elizabeth Lacy, JD General Counsel Pardes Advisory Boards Heidi Henson Chief Financial Officer Phil Tinmouth Chief Business and Strategy Officer Sean Brusky Chief Commercial Officer

Agenda Executive Summary The Need for Oral Antivirals PBI-0451 Research & Preclinical Program PBI-0451 Development Plan & Clinical Update PBI-0451 IP and Manufacturing Pipeline Financial Position, Summary, Q&A

Executive Summary

- Founded Feb 2020 to discover and develop oral antivirals for SARS-CoV-2 utilizing our reversible covalent chemistry platform
- Chemistry initiated April 2020, lead candidate (PBI-0451) nominated Dec 2020, Phase 1 initiated Aug 2021
- PBI-0451 is an oral antiviral inhibitor of the coronaviral main protease (M^{Pro})
  - Preliminary Phase 1 data shows potential for an oral PBI-0451 regimen to achieve and maintain target blood concentrations as a standalone drug
  - Initiation of a Phase 2/3 program targeted for mid 2022
  - Manufacturing activities are underway to support the Phase 2/3 trial, and potential for follow-on commercialization
- We continue to apply our chemistry to advance both next-generation protease inhibitor molecules as well as earlier, discovery stage programs
- On December 27, 2021, we commenced trading as a public company under the Pardes Biosciences name (NASDAQ: PRDS)
- ~$274M in gross proceeds from recently completed business combination

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Agenda Executive Summary The Need for Oral Antivirals PBI-0451 Research & Preclinical Program PBI-0451 Development Plan & Clinical Update PBI-0451 IP and Manufacturing Pipeline Financial Position, Summary, Q&A

The “Old Normal”: Living with Endemic Viral Respiratory Infections 1 Arch Intern Med 2003,163:487-494 2 JID 2020:222 (1 July) • Nickbakhsh et al Annual Mix of Endemic VRIs, Pre-SARS-CoV-22 Before COVID-19, endemic viral respiratory infections (VRIs) impacted over 70% of the U.S. population every year, contributing to substantial economic impact and healthcare burden1 In 2001, the annual economic impact of non-influenza VRIs was estimated to be approaching ~$40B/year in U.S. alone1 Direct medical costs ~$17B / year Indirect costs ~$23B / year ~20 million lost workdays ~21 million lost school days

The “New Normal”: Living With a Potentially Endemic SARS-CoV-2 SARS-CoV-2 is likely to persist Persistent vaccine hesitancy Infections have been seen year round Potential for seasonal surges  Politicized nature of interventions Breakthrough cases Immigration & global travel Emerging variants Potential for zoonotic transfer What might COVID-19 be like in 2026? NYT, May 15, 2021 “723 epidemiologists on when and how the U.S. can fully return to normal” Without a therapy, recurring SARS-CoV-2 “similar to Influenza” threatens to pose a significant burden “Thinking around five years into the future, if you had to guess, what will the state of COVID-19 be in the United States?” Low-level spread, similar to influenza Periodic lockdowns A variant will cause another pandemic Covid-19 will be eradicated 87% 9% 2% 1%

Influenza Experience Informs Potential SARS-CoV-2 Oral Antiviral Adoption

Historical Influenza Oral Antiviral Adoption (U.S. 2014 – 2020)

Incidence: ~ 24 - 41M Infections / year (U.S.)[1]

Confirmed Diagnosis → Filled Rx

% of Eligible Patients Treated w/ Oral AV: ~14%[2]

Key Factors Driving Rx Adoption Rate

Influenza	Factor	SARS-CoV-2
↓	% Getting Tested	↑↑↑
↓	% Seeking Rx	↑↑
↓	% Receiving Rx	↑
↓	% Filling Rx	↑

Potential SARS-CoV-2 Oral Antiviral Adoption (U.S. 2024+)

Number of Annual Infections Challenging to Forecast

Confirmed Diagnosis → Filled Rx

\+ Prophylaxis (2-3X Infections)

\+ Potential Stockpiling

20 - 40%+

Effective antivirals for SARS-CoV-2 anticipated to have significant demand and adoption

Pardes Biosciences

1 https://www.cdc.gov/flu/about/burden/index.html
2 Internal Pardes analysis and estimates based on Roche Annual Financial Reports (2013-2017)

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Pardes Assessment of Anticipated Global COVID Antiviral Market Dynamics 2022 2023 2024+ Commercial channel Likely unmet market need Primarily government purchasing Insufficient supply of oral COVID-19 antivirals to meet projected global demand Mix of government and commercial purchasing Primarily commercial purchasing Additional options needed for elderly, at risk populations on multiple other medicines Multiple oral antiviral options with different mechanisms of action and resistance profiles Global supply of COVID-19 oral antivirals

There is a Need for Antivirals With a Low Risk for Drug-Drug Interactions Use of prescription drugs in the past 30 days among adults aged 40–79, by age group: United States (2015–2016) and Canada (2016–2017)1 During the period studied: Over 80% of adults >60 years old in the U.S. & Canada are taking one or more prescription drugs for other conditions1 Over 30% of adults >60 years old in the US and Canada are on 5 or more medicines1 Many of these are common medications, some of which can be hard to pause – such as certain analgesics, anticoagulants, antipsychotics, antidepressants and anti-arrythmia medications2-4 1 https://www.cdc.gov/nchs/data/databriefs/db347-h.pdf 2 https://www.med.umich.edu/asp/pdf/outpatient_guidelines/COVID-19-amb-treatment.pdf 3 https://www.covid19treatmentguidelines.nih.gov/therapies/statement-on-paxlovid-drug-drug-interactions/ 4 https://www.fda.gov/media/155050/download

Reasons % of MDs choosing as Top Reason Safety & Limitations of Use Drug-Drug Interactions Restricted populations Dosing Regimen & Duration QD vs Q12 vs Q8 X day course of therapy Ease of Use & Pill Burden Compliance, Convenience Time to initiation of Tx Most Preferred Treatment Regimen (n = 106) Reasons For Preferencing a Particular Treatment Regimen (n = 55) Efficacy + Drug-Drug Interactions = The Key Drivers of Physician Prescribing Source: Pardes blinded primary market research conducted with ZoomRx December 2021 (n = 106 MDs) “All else being equal, I’d strongly prefer a regimen that did not require ritonavir boosting. In addition to the safety and liability considerations that come with potential drug-drug interactions, it would be harder to start a patient on therapy quickly until their other meds are stopped or adjusted. Time to initiation of treatment is critical with oral antivirals.” – Physician, Large group practice, Midwest 77% 50%

Standalone Protease Inhibitors Have Potential For a Substantial Market

	2022	2023	2024+
Possible unmet market need	Insufficient supply of oral COVID-19 antivirals to meet projected global demand	Additional options needed for elderly, at risk populations on multiple other medicines	Multiple oral antiviral options with different mechanisms of action and resistance profiles

Diagnostics and Telemedicine Availability

- Telemedicine
- Point-of-care and at-home testing

Potential anti-coronaviral market evolution*

- **PI + Ritonavir**
- Monoclonal antibodies
- Nucleoside analogue

- **Standalone PI(s)**[1]
- PI + Ritonavir
- Monoclonal antibodies[2]
- Nucleoside analogue / Polymerase inhibitors

1. Pending successful completion of trials and global regulatory reviews, authorizations and approvals
2. To date, decreasing efficacy seen for several antibody therapies over time

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Agenda Executive Summary The Need for Oral Antivirals PBI-0451 Research & Preclinical Program PBI-0451 Development Plan & Clinical Update PBI-0451 IP and Manufacturing Pipeline Financial Position, Summary, Q&A

Pardes’ Platform: Tunable, Reversible Covalent Chemistry Nuc = Reactive nucleophile Pardes Biosciences Warheads Topologically adaptable Tunable reactivity “Drop-in modifications” E = Electrophilic "trap" Pardes platform can be readily extended to other targets

Coronaviral Main Protease (Mpro): A Clinically Validated Target of PBI-0451 Bioorg Med Chem Lett. 2020 Sep 1; 30(17): 127377. Science Translational Medicine  19 Aug 2020:Vol557. biorxiv.org/content/10.1101/2020.09.12.293498v2.full.pdf. Blocking viral replication before it begins

CoV Main Protease Is Amenable to Structure Based Drug Design Rapid design facilitated by modern computational chemistry and structural information on Mpro in the coronaviruses that infect humans P4 P2 P1 Coronaviral Protease: SARS-Cov-2 229E OC43 SARS NL63 MERS HKU P3 Consensus Surface Cys145

CoV Main Protease Is Amenable to Structure Based Drug Design P4 P2 P1 Coronaviral Protease: SARS-Cov-2 229E OC43 SARS NL63 MERS HKU P3 PBI-0451 PBI-0451 achieves broad anti-coronaviral activity by engaging conserved aspects of Mpro in the “consensus” pocket Consensus Surface Cys145

Mpro Active Site Highly Conserved Across Coronaviruses Coronavirus Mpro PBI-0451 Activity vs Protease2 IC50 (µM; Min,Max) SARS-CoV-2 0.02 - 0.03 SARS-CoV 0.05 - 0.08 MERS-CoV 0.41 - 0.62 CoV-229E 0.12 - 0.17 CoV-OC43 0.15 – 0.20 CoV-HKU1 0.07 - 0.13 CoV-NL63 0.24 - 0.38 PBI-0451 Mpro SARS-CoV-2 SARS MERS 229E NL63 OC43 Including variants of concern (including Delta, Lambda, Mu etc) In vitro activity; lower numbers = greater potency Mpro inhibitors have potential to be effective against multiple endemic and pandemic coronaviruses1

PBI-0451 Activity Against SARS-CoV-2 –WA-1 (Cell Culture)

Infectious viral titer
A549-hACE2
EC_{50} = 6 nM


SARS-CoV-2 Titer (Log10 PFU/mL)
LOD
[PBI-0451] (nM)
% Inhibition
[PBI-0451] (nM)

RNA genome copies
A549-hACE2
EC_{50} = 14 nM


SARS-CoV-2 RNA (Log10 Copies/mL)
[PBI-0451] (nM)
% Inhibition
[PBI-0451] (nM)

Nanoluciferase
A549-hACE2
EC_{50} = 28 nM


Luminescence (Log10)
[PBI-0451] (nM)
% Inhibition
% Toxicity
[PBI-0451] (nM)

Infectious viral titer
Alveolar Type II cells
Ave. EC_{50} = 26 nM


SARS-CoV-2 Titer (Log10 PFU/mL)
LOD
[PBI-0451] (nM)
% Inhibition
% Toxicity
[PBI-0451] (nM)

Representative studies conducted with SARS-CoV-2 WA-1 derived lineages

Stevens et al. ASV 2021 ; Nidovirus Symposium 2021

Pardes Biosciences

VANDERBILT UNIVERSITY MEDICAL CENTER

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1 Vanderbilt University Medical Center 2 Utah State University PBI-0451: Consistent Potent Activity in Cell-Based SARS-CoV-2 Assays (Including Delta Variant) Cell line Virus Antiviral assay EC90 (nM, Mean±SD) CC50 (nM) Induced Alveolar Type 2 Cells1 SARS-CoV-2 WA1 (MOI 0.004) SARS-CoV2 (PFU/ml) 106 (±90) N=4 >2,000 Induced Alveolar Type 2 Cells1 SARS-CoV-2 WA1 (MOI 0.004) SARS-CoV2 (RNA copy/ml) 67 (±35) N=4 >2,000 A549-ACE2 cell line1 SARS-CoV-2_Nluc (MOI 0.025) SARS CoV-2 (Nanoluciferase) 114 (±85)* N=6 >10,000 Vero E6 cell line (+efflux inhibitor)2 SARS-CoV2 (Delta, MOI 0.002) Cytoprotective Effect 78 N=1 37,000 Vero E6 cell line (+efflux inhibitor)2 SARS-CoV2 (Delta, MOI 0.002) Viral Yield Reduction <32 N=1 37,000 MOI: Multiplicity of infection *EC90 used for determinations of plasma protein binding-adjusted EC90 (comparative equilibrium dialysis; method per Mo H. et al. J. Viral Hepat. 2011)

Agenda Executive Summary The Need for Oral Antivirals PBI-0451 Research & Preclinical Program Summary PBI-0451 Development Plan & Clinical Update PBI-0451 IP and Manufacturing Pipeline Financial Position, Summary, Q&A

Clinical Program Overview Ongoing First-in-Human (FIH) Study in New Zealand Safety, tolerability, PK & food effect screening Drug-drug interaction & tablet formulation Dose and dosing regimen selection for Phase 2/3 Treatment High risk patients (Target mid 2022) Prophylaxis Design under development Treatment Standard risk patients Phase 1 Phase 2/3 Phase 3

PBI-0451 FIH tolerability, safety and pharmacokinetics (PK) study of PBI-0451 Objectives: Inform on dose and dosing regimen, as well as effect of food and drug-drug interactions (e.g., ritonavir) Design: Dose escalating tolerability, safety and PK in healthy subjects Single and multiple (10 days) dose escalation: Ongoing Food effect screening (representative FDA low-fat meal): Complete Drug-drug interaction assessment: Partially complete Formulation: Powder-in-bottle suspension  tablet transition Phase 1 First-in-Human Study of PBI-0451: Design and Objectives *Initiated in New Zealand in Aug 2021 coincident with delta variant outbreak that slowed initial study conduct due to quarantine. Study anticipated to complete dosing in 1Q2022 assuming minimal delays attributable to factors such as COVID-19 outbreaks.

Phase 1: Preliminary Interim Data

- **Clinical safety observations (as of Jan 2, 2022)**
  - Generally well-tolerated
  - No study drug interruptions or discontinuations
  - All adverse events reported by the Investigator as "mild", most considered unrelated or possibly related
  - No reported clinically significant abnormal laboratory or other safety data
- **Single dose PK profile**
  - Good oral bioavailability
  - Rapidly exceeds plasma protein binding adjusted EC_{90} value (374 ng/ml)*
  - Dose-proportional increase in concentrations over 10-fold dose range
- **Preliminary single dose data support potential for a standalone oral regimen to achieve and maintain concentrations above target plasma protein binding-adjusted EC_{90} value**
  - Multiple dose PK profile with tablet formulation to inform on Phase 2/3 dose and dosing regimen selection

Pardes Biosciences

*Plasma protein binding-adjusted EC_{90} = 374 ng/ml by comparative equilibrium dialysis; (method per Mo H. et al. J. Viral Hepat. 2011)

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Complete FIH study Multiple ascending doses (ongoing)† Drug-drug interaction (partially complete)† Additional anticipated Phase 1 studies US IND submitted December 2021 (currently under FDA review) Definitive food effect (with tablets, in line with regulatory guidance for labelling)† Drug-drug interactions (perpetrator or victim with key/common concomitant medications, e.g., hormonal (oral) contraceptives, inducers of metabolism, CYP450 substrates)† Mass Balance/ADME Special Population PK: renal impairment or hepatic impairment † High-risk Phase 2/3 study–enabling Phase 1 Program: Next Steps

Study designs, endpoints and timing subject to, and informed by, Phase 1 results and subject to discussion with, and approval by, regulatory agencies Phase 2/3 Program: Anticipated Study Timing, Designs and Objectives Geographically diverse Phase 2/3 initiation targeted for mid 2022, pending dose selection & regulatory interactions Studies anticipated to be in outpatients with mild-to-moderate COVID-19 Initial Phase 2/3 Treatment study in subjects with high-risk: COVID-related Hospitalizations/Death anticipated as primary endpoint1 Phase 3 Prophylaxis study linked to treatment study: Reduced transmission anticipated as primary endpoint1 Additional Treatment studies under consideration include1: Evaluation in subjects with standard-risk Evaluation(s) in key subpopulations Immunocompromised Study in whom ritonavir is contraindicated (comorbidities requiring concomitant medications)

Agenda Executive Summary The Need for Oral Antivirals PBI-0451 Research & Preclinical Program Summary PBI-0451 Development Plan & Clinical Update PBI-0451 IP and Manufacturing Pipeline Financial Position, Summary, Q&A

Pardes has multiple issued U.S. patents, including composition of matter for PBI-0451 Continuations of the issued patents have been filed with U.S. PTO We continue to file on PBI-0451 polymorphs, process chemistry, formulations as well as compounds and technology related to our research programs and platform Pardes, using CDMOs, currently has adequate capacity and capital to produce clinical trial material for our current clinical program projected needs Initial Phase 2/3 supply has been manufactured with completion of the supply in 2Q 2022 Current manufacturing process has potential for commercial scale CDMO relationship established for potential commercial scale manufacture IP and Manufacturing Overview

INDICATION PROGRAM DISCOVERY LEAD OPTIMIZATION/ PRECLINICAL IND ENABLING PHASE 1 PHASE 2/3 Next Milestone Anticipated* INFECTIOUS DISEASE PBI-0451 Coronavirus Protease Inhibitor  MID 2022* FIH Data 1Q 2022 Coronavirus Gen 2 2H 2022* IND Enabling Studies 2H 2022 Virology  (non-coronavirus) Target Nomination 2022 INFLAMMATION/ONCOLOGY Undisclosed Target Nomination 2022 Pardes Biosciences Pipeline *Estimated initiation dates All programs internally developed and wholly owned

Agenda Executive Summary The Need for Oral Antivirals PBI-0451 Research & Preclinical Program Summary PBI-0451 Development Plan & Clinical Update PBI-0451 IP and Manufacturing Pipeline Summary, Financial Position, Q&A

Key Objectives and Anticipated Progress through 2022

2021	2022

✓ Nominate development candidate and complete IND enabling studies
✓ Initiate Phase 1 study – PBI-0451
✓ Initiated scale up of drug product for Ph 2/3
✓ Initiated 2nd Gen Program
	❑ SARS-CoV-2
	    ❑ Completion of Phase 1
	    ❑ Initiate Phase 2/3 for PBI-0451
	    ❑ Initiate 2nd Gen IND enabling studies
	❑ Advance Non-coronaviral Programs
	❑ Corporate build out

~$274M in gross proceeds from recently completed business combination

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Thank you